UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 4, 2010

NOVADEL PHARMA INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32177	22-2407152
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1200 Route 22 East, Suite 2000
Bridgewater, NJ 08807
 (Address of principal executive offices) (Zip Code)

(908) 203-4640
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 4, 2010, NovaDel Pharma Inc., a Delaware corporation (the “Company”), issued a press release to announce that the Company received a milestone payment of $500,000 from Mist Acquisition, LLC (“Mist”) in connection with the License and Distribution Agreement, dated October 27, 2009 (the “Agreement”) between the Company and Mist. The Agreement provides Mist with a license to commercialize and manufacture NitroMist® in North America, using the Company’s spray delivery technology.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits

	Exhibit No.	Description

	99.1	Press Release of NovaDel Pharma Inc. dated November 4, 2010, titled “NovaDel Pharma Inc. Receives $500,000 Milestone Payment.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaDel Pharma Inc.

By:	/s/ STEVEN B. RATOFF
Name:	Steven B. Ratoff
Title:	President and Chief Executive Officer

Date:  November 4, 2010